Clover Health Reports Strong Second Quarter 2023 Results; Highlights Improved Financial Performance and Guidance Ranges
Insurance revenue grew 17% compared to Q2'22, and second quarter Insurance MCR improved to 77.2%, bringing first half MCR to 81.9%
Company reports Q2 Net Loss of $28.8 million, and Adjusted EBITDA profit of $10.0 million

Improved 2023 guidance includes Insurance MCR of 83% - 85%, and Adjusted EBITDA of ($70) million - ($120) million

FRANKLIN, Tenn. - August 8, 2023 – Clover Health Investments, Corp. (NASDAQ: CLOV) ("Clover," "Clover Health" or the "Company"), a physician enablement company committed to bringing access to great healthcare to everyone on Medicare, today reported financial results for the second quarter 2023. Management will host a conference call today at 5:00 p.m. ET to discuss its operating results and other business highlights.
For the second quarter 2023, the Company reported revenue of $513.6 million and net loss of $28.8 million. Adjusted EBITDA in the second quarter 2023 improved to a gain of $10.0 million compared to the second quarter 2022 loss of $83.9 million. Compared to the second quarter 2022, Insurance revenue grew by 17% to $314.4 million, and MCR improved to 77.2% from 92.1%. As contemplated in the Company's previously disclosed strategic shift for the Non-Insurance segment, Non-Insurance revenue declined by 67% to $193.5 million, and MCR improved to 99.6% from 106.0%.

"We’re delighted to have delivered our first quarterly Adjusted EBITDA profit as a public company,” said Clover Health CEO Andrew Toy. “We have been strategically focused on demonstrating the strength of our model by maturing operations, driving efficiencies, and continuing to invest in Clover Assistant R&D and our home care capabilities. We have multiple exciting initiatives in each of these areas that we expect will allow us to maintain our momentum through the second half of the year and into 2024. We are reflecting that expectation via significantly improved full year 2023 guidance for the Insurance segment and on a consolidated basis."

"Insurance MCR improved by more than 1,400 basis points and Non-Insurance MCR improved by more than 600 basis points, demonstrating the strength of our strategy and our ability to make strides towards sustainable profitability,” said Clover Health CFO Scott Leffler. “We are excited about our improved outlook for 2023, the favorable impact on our liquidity position, and are also increasingly confident in the Company’s potential to deliver profitability on an Adjusted EBITDA basis for full year 2024 without the necessity of raising additional capital."

Key Company highlights are as follows:

Dollars in Millions	Q2'23	Q2'22
Insurance revenue	$314.4	$268.5
Non-Insurance revenue	193.5	577.4
Total revenue	513.6	846.7
Insurance MCR	77.2%	92.1%
Non-Insurance MCR	99.6	106.0
Salaries and benefits plus General and administrative expenses ("SG&A") (1)	$104.9	$117.5
Adjusted Salaries and benefits plus General and administrative expenses ("Adjusted SG&A") (non-GAAP) (1)(2)(3)(4)	66.7	71.8
Net loss	(28.8)	(104.4)
Adjusted EBITDA (non-GAAP) (3)(4)	10.0	(83.9)
(1) Salaries and benefits plus General and administrative expenses ("SG&A") is the sum of Salaries and benefits plus General and administrative expenses presented as the GAAP measure in the consolidated financial statements.
(2) Beginning with the third quarter of 2022, we updated the name of our Adjusted Operating Expenses (non-GAAP) metric to Adjusted SG&A (non-GAAP). Please refer to footnote 4 for the updates to Adjusted SG&A (non-GAAP) beginning in the first quarter of 2023.
(3) Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP) are non-GAAP financial measures. Reconciliations of Adjusted SG&A (non-GAAP) to SG&A and Adjusted EBITDA (non-GAAP) to Net loss, respectively, the most directly comparable GAAP measures, are provided in the tables immediately following the consolidated financial statements below. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.

(4) Beginning in the first quarter 2023, we updated our definition and presentation of Adjusted EBITDA (non-GAAP) and Adjusted SG&A (non-GAAP) to exclude restructuring costs and non-recurring legal expenses and settlements. Beginning in the second quarter 2023 restructuring costs will be presented separately in the consolidated statement of operations. Restructuring costs and non-recurring legal expenses and settlements are now being excluded because management believes that restructuring costs and non-recurring legal expenses and settlements do not reflect the Company's underlying fundamentals and operating expenses relating to its core businesses or its actual recurring cash expense. The prior period figure has been revised to conform to the updated definition and presentation. For additional information, see the definitions of "Adjusted EBITDA (non-GAAP)" and “Adjusted SG&A (non-GAAP)” in Appendix A.

Financial Outlook
For full-year 2023, Clover Health is providing its guidance as follows:
•Insurance revenue is expected to be in the range of $1.20 billion to $1.23 billion in 2023, a growth rate of 11% - 13% as compared to full year 2022 Insurance revenue.
•Insurance MCR is expected to be in the range of 83% - 85% in 2023.
•Non-Insurance revenue is expected to be in the range of $0.75 billion to $0.80 billion in 2023.
•Non-Insurance MCR is expected to be in the range of 98% - 100% in 2023.
•Adjusted SG&A (non-GAAP)(1) is expected to be between $315 million and $325 million.
•Adjusted EBITDA (non-GAAP)(1) is expected to be between ($70 million) and ($120 million).
(1) Reconciliations of projected Adjusted SG&A (non-GAAP) to projected SG&A, and projected Adjusted EBITDA (non-GAAP) to Net loss, the most directly comparable GAAP measures, are not provided because Stock-based compensation expense, which is excluded from Adjusted SG&A (non-GAAP) and Adjusted EBITDA (non-GAAP), cannot be reasonably calculated or predicted at this time without unreasonable efforts. Additional information about the Company's non-GAAP financial measures can be found under the caption "About Non-GAAP Financial Measures" below and in Appendix A.
Lives under Clover Management

	June 30, 2023	June 30, 2022
Insurance members	82,526	86,629
Non-Insurance beneficiaries	52,393	168,777
Earnings Conference Call Details
Clover Health's management will host a conference call to discuss its financial results on Tuesday, August 8, at 5:00 PM Eastern Time. A live webcast of the call, together with the related materials, can be accessed from Clover Health's Investor Relations website at investors.cloverhealth.com, and an on-demand replay will be available on the same website following the call.
Upcoming Investor Events & Conferences
•Canaccord Genuity 43rd Annual Growth Conference at 8:00 a.m. Eastern Time, August 9, 2023
•Wells Fargo 2023 Healthcare Conference at 10:15 a.m. Eastern Time, September 6, 2023
•Clover Assistant Showcase Event

Live and archived webcasts and presentations associated with the conferences listed above may be accessed on Clover Health's Investor Relations website at: investors.cloverhealth.com/news-and-events/investor-events-presentations

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements under "Financial Outlook" and statements regarding expectations relating to potential improvements in Insurance MCR, Non-Insurance MCR, operating expenses, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, including expectations related to Clover Health's "strides towards sustainable profitability," future capital needs and other expectations as to future performance, operations and results (including our updated guidance for 2023). These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied in this press release. Such risk factors include, but are not limited to, those related to: Clover Health's ability to increase the lifetime value of enrollments and manage medical expenses; changes in CMS' risk adjustment payment system; challenges in expanding our member and beneficiary base or into new markets; Clover Health's exposure to unfavorable changes in local benefit costs, reimbursement rates, competition and economic conditions; the impact of litigation or investigations; changes or developments in Medicare or the health insurance system and laws and regulations governing the health insurance markets; the current and future impact of the COVID-19 pandemic and its variants on Clover Health’s business and industry; the adoption and usage of Clover Assistant; the timing and market acceptance of new releases and upgrades to Clover Assistant; and the successful development of our Non-Insurance operations and the degree to which our offerings gain market acceptance by physicians. Additional information concerning these and other risk factors is contained in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), including the Risk Factors section therein, and in our other filings with the SEC. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.
About Non-GAAP Financial Measures
We use non-GAAP measures including Adjusted EBITDA, Adjusted SG&A, and Adjusted SG&A as a percentage of revenue. These non-GAAP financial measures are provided to enhance the reader's understanding of Clover Health's past financial performance and our prospects for the future. Clover Health's management team uses these non-GAAP financial measures in assessing Clover Health's performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP, and the methods we use to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental to and should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Readers are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures, which are attached to this release, together with other important financial information, including our filings with the SEC, on the Investor Relations page of our website at investors.cloverhealth.com.
For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see Appendix A: "Explanation of Non-GAAP Financial Measures and Other Items."
The statements contained in this document are solely those of the authors and do not necessarily reflect the views or policies of CMS. The authors assume responsibility for the accuracy and completeness of the information contained in this document.

About Clover Health:

Clover Health (Nasdaq: CLOV) is a physician enablement company committed to bringing access to great healthcare to everyone on Medicare. This includes a health equity-based focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. We operate two distinct lines of business: Insurance and Non-Insurance. Through our Insurance line of business, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. Our Non-Insurance line of business similarly aims to reduce cost-of-care while enhancing the quality of care for patients enrolled in Original Medicare.

Visit: www.cloverhealth.com

Investor Relations Contact:
Ryan Schmidt
investors@cloverhealth.com
Press Contact:
Andrew Still-Baxter
press@cloverhealth.com

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS: SELECTED METRICS
(in thousands)

	June 30, 2023	December 31, 2022
Selected Balance Sheet Data:
Cash, cash equivalents, restricted cash(1), and investments	$689,819	$555,293
Total assets	1,257,997	808,620
Unpaid claims	117,622	141,947
Total liabilities	927,427	451,733
Total stockholders' equity	330,570	356,887
(1) Restricted cash relates to $82.7 million and $82.4 million held in escrow at June 30, 2023 and December 31, 2022, respectively, in compliance with a CMS guarantee arrangement in our Non-Insurance business. We expect to settle the related obligation during fiscal year 2023, after which we expect the associated guarantee arrangement to be released by CMS.

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenues:
Premiums earned, net (Net of ceded premiums of $113 and $119, for the three months ended June 30, 2023 and 2022, respectively)	$314,383	$268,505	$631,469	$546,674
Non-Insurance revenue	193,490	577,370	399,273	1,172,268
Other income	5,755	825	10,661	2,137
Total revenues	513,628	846,700	1,041,403	1,721,079

Operating expenses:
Net medical claims incurred	436,954	858,786	909,444	1,720,508
Salaries and benefits	62,437	70,491	132,644	139,582
General and administrative expenses	42,433	47,040	99,841	104,737
Premium deficiency reserve benefit	(5,138)	(27,476)	(6,948)	(54,952)
Depreciation and amortization	999	586	1,278	1,412
Restructuring costs	4,750	—	6,557	—
Total operating expenses	542,435	949,427	1,142,816	1,911,287
Loss from operations	(28,807)	(102,727)	(101,413)	(190,208)

Interest expense	7	390	7	793
Gain on investment	—	1,227	—	(11,167)
Net loss	$(28,814)	$(104,362)	$(101,420)	$(179,852)
Basic and diluted weighted average number of Class A and Class B common shares and common share equivalents outstanding	479,163,752	476,061,809	479,819,237	474,553,609

Operating Segments

	Insurance	Non-Insurance	Corporate/Other	Eliminations	Consolidated Total
Three Months Ended June 30, 2023	(in thousands)
Premiums earned, net (Net of ceded premiums of $113)	$314,383	$—	$—	$—	$314,383
Non-Insurance revenue	—	193,490	—	—	193,490
Other income	2,015	1,316	12,459	(10,035)	5,755
Intersegment revenues	—	—	45,654	(45,654)	—
Net medical claims incurred	242,839	192,692	3,682	(2,259)	436,954
Gross profit (loss)	$73,559	$2,114	$54,431	$(53,430)	$76,674

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED EBITDA (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended June 30,
	2023	2022
Net loss:	$(28,814)	$(104,362)
Adjustments
Interest expense	7	390
Amortization of notes and securities discount	—	18
Depreciation and amortization	999	586
Gain on investment	—	1,227
Stock-based compensation expense	36,108	41,927
Premium deficiency reserve benefit	(5,138)	(27,476)
Restructuring costs	4,750	—
Non-recurring legal expenses and settlements	2,108	3,591
Expenses attributable to Seek Insurance Services, Inc.	—	224
Adjusted EBITDA (non-GAAP)	$10,020	$(83,875)
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ADJUSTED SG&A (NON-GAAP) RECONCILIATION
(in thousands)(1)

	Three Months Ended June 30,
	2023	2022
Salaries and benefits	$62,437	$70,491
General and administrative expenses	42,433	47,040
Total SG&A	104,870	117,531
Adjustments
Stock-based compensation expense	(36,108)	(41,927)
Non-recurring legal expenses and settlements	(2,108)	(3,591)
Expenses attributable to Seek Insurance Services, Inc.	—	(224)
Adjusted SG&A (non-GAAP)	$66,654	$71,789

Total revenues	$513,628	$846,700
Adjusted SG&A (non-GAAP) as a percentage of revenue	13%	8%
(1) The table above includes non-GAAP measures. Non-GAAP financial measures are supplemental and should not be considered a substitute for financial information presented in accordance with GAAP. For a detailed explanation of these non-GAAP measures, see Appendix A.

CLOVER HEALTH INVESTMENTS, CORP. AND SUBSIDIARIES
Appendix A
Explanation of Non-GAAP Financial Measures

Non-GAAP Definitions

Adjusted EBITDA - A non-GAAP financial measure defined by us as net loss before interest expense, amortization of notes and securities discount, depreciation and amortization, gain on investment, stock-based compensation expense, premium deficiency reserve benefit, restructuring costs, non-recurring legal expenses and settlements, and expenses attributable to Seek. Adjusted EBITDA is a key measure used by our management team and the board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short and long-term operating plans. In particular, we believe that the exclusion of the amounts eliminated in calculating Adjusted EBITDA provide useful measures for period-to-period comparisons of our business. Accordingly, we believe that Adjusted EBITDA provides investors and others useful information to understand and evaluate our operating results in the same manner as our management and our board of directors.

Adjusted SG&A - A non-GAAP financial measure defined by us as total SG&A less Stock-based compensation expense, less non-recurring legal expenses and settlements, less expenses attributable to Seek Insurance Services, Inc. We believe that Adjusted SG&A provides management, investors, and others a useful view of our operating spend as it excludes non-cash, stock-based compensation and expenses related to investments that management believes do not reflect the Company's core operating expenses. We believe that Adjusted SG&A as a percentage of revenue is useful to management, investors, and others because it allows us to measure our operational leverage as revenue scales. Beginning with the third quarter of 2022, we updated the name of our Adjusted Operating Expenses (Non-GAAP) metric to Adjusted SG&A (Non-GAAP).